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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                                ---------------------

                                       FORM 8-K

                                ---------------------

                                    CURRENT REPORT
        PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):     August 8, 1997
                                                 ------------------------------


                                 LITHIA MOTORS, INC.
                (Exact name of registrant as specified in its charter)


              Oregon                                       93-0572810
(State or other jurisdiction of incorporation         (I.R.S. Employer
              or organization)                        Identification No.)

         360 E. Jackson Street, Medford, Oregon                 97501
         (Address of principal executive offices)             (Zip Code)

         Registrant's telephone number, including area code:  (541) 776-6899


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                                 LITHIA MOTORS, INC.
                                       FORM 8-K
                                        INDEX


Item     Description                                                       Page
----     -----------                                                       ----

Item 2.  Acquisition or Disposition of Assets                                2

Item 7.  Financial Statements and Exhibits                                   3

         Signatures                                                          4


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

(a) On August 8, 1997, Lithia Motors, Inc. (the "Company"), acquired the inventories, operating assets and intangible assets of Sun Valley Ford, Inc., a California corporation, dba "Sun Valley Ford Volkswagen Hyundai" ("Sun Valley Ford" or the "Seller"), located in Concord, California, pursuant to an Agreement for Purchase and Sale of Business Assets (the
    "Agreement") dated April 2, 1997.   Pursuant to the Agreement, the total
    purchase price was $17.6 million, consisting of $2.8 million in cash from the Company's existing cash balances, $4.4 million in notes to the Seller, $0.6 million financed on the Company's operating line of credit and $9.8 million financed through the Company's flooring line of credit. The Company has assumed the leases of the land and facilities.

    There was no previous relationship between the Company and Sun Valley Ford, nor any of the Company's and Sun Valley Ford's affiliates, officers or directors.

(b) The Company acquired vehicle and parts and supplies inventories, as well as other assets used in the business of vehicle sales, service and support. The Company intends to utilize the purchased assets in the same capacity.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS

(a)  FINANCIAL STATEMENTS OF THE BUSINESS ACQUIRED

    Financial statements of the business acquired are not presently available, and will be filed as soon as practicable, but not later than sixty days from the due date for the filing of this Form 8-K.

(b)  PRO FORMA FINANCIAL INFORMATION

    Pro forma financial information is not presently available, and will be filed as soon as practicable, but not later than sixty days from the due date for the filing of this Form 8-K.

(c)  EXHIBITS

    The exhibits filed as a part of this report are listed below and this list constitutes the exhibit index.

    2.1 Agreement for Purchase and Sale of Business Assets, by and between Sun Valley Ford, Inc., a California corporation, dba Sun Valley Ford Volkswagen Hyundai, and the Company, dated April 2, 1997, previously filed with the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1997 and filed with the Securities and Exchange Commission on August 12, 1997, and is incorporated herein by reference.

    10.1 Promissory Note for Leasehold Improvements by and between Lithia Motors, Inc. and Sun Valley Ford, Inc., dated August 8, 1997.

    10.2 Promissory Note for Intangible Assets by and between Lithia Motors, Inc. and Sun Valley Ford, Inc., dated August 8, 1997.


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:   August 20, 1997           LITHIA MOTORS, INC.


                                  By /s/ SIDNEY B. DEBOER
                                     --------------------
                                  Sidney B. DeBoer
                                  Chairman of the Board and
                                  Chief Executive Officer
                                  (Principal Executive Officer)


                                  By /s/ BRIAN R. NEILL
                                     --------------------
                                  Brian R. Neill
                                  Senior Vice President and
                                  Chief Financial Officer
                                  (Principal Financial and Accounting Officer)


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